Exhibit 99.2

Haymaker and ARKO Holdings Ltd. and GPM Investments, LLC Sign Non-Binding Letter of Intent for a Business Combination

Combined Company Expected to be Listed on the Nasdaq Stock Market

Arie Kotler, CEO of ARKO and GPM, to Lead Combined Company

NEW YORK, July 13, 2020 — Haymaker Acquisition Corp. II (NASDAQ: HYAC) (“Haymaker”), a publicly traded special purpose acquisition company, ARKO Holdings Ltd. (“Arko”), an Israeli public holding company (TASE: ARKO) and GPM Investments, LLC (“GPM” or the “Company”), announced today that they have entered into a letter of intent (“LOI”) for a business combination. The business combination would result in 100% of both GPM and Arko combining with Haymaker with substantial rollover from existing equityholders; currently Arko owns 68% of GPM and the remaining 32% is held by Davidson Kempner Capital Management LP, funds managed by Ares Management Corporation, and Harvest Partners SCF, L.P.

Based in Richmond, VA, the Company was founded in 2003 with 169 stores and has, since control was acquired by Arko in 2011, grown through acquisition to become a leading convenience store operator with 1,400 locations in 23 states comprised of 1,272 company-operated stores and 128 additional sites to which it delivers fuel. GPM is the 7th largest convenience store chain in the United States. The Company operates in three segments: retail, which consists of fuel and merchandise sales to retail consumers; wholesale, which supplies fuel to third-party dealers and consignment agents; and GPM Petroleum, which supplies fuel to Company stores as well as independent operators and bulk purchasers.

Arie Kotler, Chief Executive Officer of Arko and GPM, commented: “I am very excited about this combination. We have a demonstrated history of profitable growth and a track record of executing consolidation opportunities. Combining with Haymaker as a Nasdaq-listed, pure-play operator of convenience stores greatly enhances our ability to execute our growth strategy in a large, growing, recession resistant industry, while driving value for our combined shareholders.”

Steven Heyer, CEO and Executive Chairman of Haymaker, commented: “The proposed transaction with Arko and GPM meets all of the strategic criteria we developed for Haymaker. This is a sizeable transaction at approximately $1.5 billion in enterprise value, with a business that has scale, geographic diversity and significant growth opportunities, led by Arie and a strong management team with public market experience. We intend to continue growing the GPM platform and to pursue strategic initiatives jointly with Arie, a proven consolidator and operator. The structure of the proposed business combination is also appealing – we expect long-term institutional investors and management to roll over significant equity at an attractive valuation relative to U.S.-listed peers.”

Highlights of the proposed transaction:

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The Company has grown through acquisition to become the 7th largest convenience store chain in the United States, with 1,272 company-operated locations, excluding pending acquisitions, in 23 states. The Company has increased its store count approximately 4.4x over the past seven years.

•	The Company projects its EBITDA will have grown at a 28%-29% compound annual growth rate (“CAGR”) from 2016 through 2020E.

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The convenience store industry has demonstrated long-term growth yet remains highly fragmented. The industry has grown at a 3.4% CAGR since 2007 (per NACS State of the Industry Report). The top ten companies control less than 20% of the store base in the United States, providing significant opportunities for future growth.

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The Company’s growth has accelerated in more recent months during the COVID-19 pandemic as consumers shift shopping patterns to convenience stores from other channels. The Company will also benefit substantially if travel patterns in the United States shift from flying to driving. Furthermore, the convenience store channel experienced growing sales in the recessionary period of 2008-2009.

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The combined company will be led by GPM’s current management team, which has significant industry and public market experience, including Arko’s and GPM’s Chief Executive Officer, Arie Kotler. Arko and GPM will also benefit from Haymaker’s investing and operational experience at Fortune 500 companies, particularly in the consumer and hospitality sectors.

Details of the proposed transaction:

Under the terms of the LOI, the enterprise value of the combined company is approximately $1.5 billion, implying ~9.0x estimated proforma 2021E Adjusted EBITDA.1 Haymaker and Arko will announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected to occur in the third quarter of this year, with a closing anticipated before year end.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all. Any transaction would be subject to board and equityholder approval of all companies, regulatory approvals, and other customary conditions.

Raymond James & Associates, Inc. is serving as financial and capital markets advisor, Cantor Fitzgerald & Co. is serving as capital markets advisor, Stifel, Nicolaus & Company, Incorporated and Citigroup Global Markets Inc are serving as co-financial advisors and capital markets advisors and DLA Piper LLP (US), Gornitzky & Co., and Ellenoff Grossman & Schole LLP are serving as legal advisors to Haymaker. Greenberg Traurig, LLP and S. Friedman & Co. are acting as legal advisors to Arko and GPM.

[1]

2021E Adjusted EBITDA is calculated as EBITDA (i) plus acquisition costs, non-cash rent, state franchise taxes, losses on disposals of assets and other non-recurring items, and (ii) less gains on disposals of assets. Assumes closing of signed, pending acquisitions and execution of other growth initiatives.

Investor Information:

Haymaker and Arko have made available a related investor presentation with more detailed information regarding the proposed transaction at www.haymakeracquisition.com. The investor presentation will also be furnished today to the United States Securities and Exchange Commission (the “SEC”), which can be viewed at the SEC’s website at www.sec.gov.

About GPM and Arko:

Based in Richmond, VA, the Company was founded in 2003 with 169 stores and has grown through acquisition to become the 7th largest convenience store chain in the United States, with 1,400 locations comprised of 1,272 company-operated stores and 128 dealer sites to which it delivers fuel, in 23 states. GPM operates in three segments: retail, which consists of fuel and merchandise sales to retail consumers; wholesale, which supplies fuel to third-party dealers and consignment agents; and GPM Petroleum, which supplies fuel to GPM stores as well as a small number of independent operators and bulk purchasers.

Arko is the controlling shareholder of GPM (owns ~68%) and, as part of the proposed transaction, the shares of Arko will be de-listed from Tel-Aviv stock exchange. At the closing of its business combination with Haymaker, Arko will have no material independent operating activities, income, or net assets.

About Haymaker:

Haymaker is a $400 million blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Haymaker’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build a company in the consumer, retail, media, or hospitality industries. Haymaker is led by Chief Executive Officer and Executive Chairman Steven J. Heyer, President Andrew R. Heyer, and Chief Financial Officer Christopher Bradley. For more information about Haymaker, please visit www.haymakeracquisition.com.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, Haymaker will prepare a proxy statement/prospectus (the “Haymaker proxy statement/prospectus”) to be filed with the SEC and mailed to Haymaker’s stockholders. In addition, Arko will prepare a proxy statement (the “Arko proxy”), to be filed with the Israel Securities Authority (the “ISA”). Haymaker and Arko urge investors and other interested persons to read, when available, the Haymaker proxy statement/prospectus and the Arko proxy, as well as other documents filed with the SEC and the ISA, because these documents will contain important information about the proposed business combination. Such persons can also read Haymaker’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Haymaker Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Haymaker proxy statement statement/prospectus, once available, and Haymaker Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

Haymaker, Arko and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Haymaker stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Haymaker’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 19, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Haymaker’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of Haymaker’s and Arko’s participants in the solicitation, which may, in some cases, be different than those of Haymaker’s and Arko’s equityholders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements~~:~~

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of Haymaker, Arko and GPM may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Haymaker, Arko and GPM, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Haymaker and Arko or other conditions to closing; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of Arko, GPM, and the combined company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on Nasdaq following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the demand for GPM’s, and the combined company’s services together with the possibility that Arko, GPM or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the failure of GPM to consummate any pending acquisitions; (13) risks and uncertainties related to Arko’s business, including, but not limited to, changes in petroleum prices, the impact of competition, environmental risks, restrictions on the sale of alcohol, cigarettes, vaping products and other tobacco products and increases in their prices, dependency on suppliers, increases in fuel efficiency and demand for alternative fuels for electric vehicles, failure by independent outsider operators to meet their obligations, acquisition and integration risks, and currency exchange and interest rates risks; and (14) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC by Haymaker and (y) other documents filed or to be filed with the SEC by Haymaker and the ISA by Arko. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Haymaker, Arko, and GPM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Metrics

This press release includes non-GAAP financial measures for the Company which do not conform to SEC Regulation S-X in that it includes financial information (such as EBITDA and Adjusted EBITDA) not derived in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of the Company to meet capital expenditure and working capital requirements and provides an additional tool for investors to use in evaluating ongoing operating results and trends. You should review the Company’s audited and interim financial statements, which will be presented in the Haymaker proxy statement/prospectus (defined under Additional Information and Where to Find It), and not rely on any single financial measure to evaluate its business. Other companies may calculate EBITDA, Adjusted EBITDA and other non-GAAP measures differently, and therefore the Company’s EBITDA, Adjusted EBITDA and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Investor Contact

Farah Soi, CFA

(203) 682-8200

HaymakerII@icrinc.com

Media Contact

Keil Decker

(646) 277-1200

HaymakerII@icrinc.com